UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 13, 2003

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2483 East Bayshore Road, Suite 100, Palo Alto, California	94303

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 526-6800

Not Applicable (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On August 13, 2003, IntraBiotics Pharmaceuticals, Inc. publicly disseminated a press release announcing certain financial results for the quarter ended June 30, 2003. A copy of the press release with respect to this matter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by IntraBiotics Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.

Date: August 14, 2003	/s/ Eric H. Bjerkholt

Eric H. Bjerkholt
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “IntraBiotics Reports Second Quarter 2003 Financial and Operating Results,” dated August 13, 2003.